LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


                                                                    EXHIBIT 99.1





--------------------------------------------------------------------------------


                                     AAMES




--------------------------------------------------------------------------------
                                  $393,270,000
                           AAMES MORTGAGE TRUST 1999-1
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            AAMES CAPITAL CORPORATION
                             (SPONSOR AND SERVICER)
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                           Aames Mortgage Trust 1999-1
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                       TO MATURITY
----------------------------------------------------------------------------------------------------------------------------
                                                                     Est.                       Expected        Expected
              Approx.                              Tsy.              WAL      Est.Prin.          Final           Ratings
Class          Size         Group       Type       BMark            (yrs)      Window           Maturity       (S&P/Moody's)
-----      -----------      -----       ----       -----            ----     -----------        --------       -------------
A-F        191,235,000        I         FXD        Curve            3.68     8/99 - 8/18         8/15/18         AAA/Aaa
A-V        202,035,000        II        FLT        1 m LI           2.83     8/99 - 10/15        10/15/15        AAA/Aaa


----------------------------------------------------------------------------------------------------------------------------
                                                               TO 10% CALL
----------------------------------------------------------------------------------------------------------------------------
                                                                    Est.       Est.            Expected        Expected
             Approx.                                Tsy.            WAL        Prin.             Final         Ratings
Class         Size          Group       Type       Bmark            (yrs)      Window           Maturity     (S&P/Moody's)
-----      -----------      -----       ----       -----            ----     -----------       ---------     -------------
A-F        191,235,000        I          FXD        Curve            3.32     8/99 - 8/07        8/15/07        AAA/Aaa
A-V        202,035,000        II         FLT        1 m LI           2.66     8/99 - 8/07        8/15/07        AAA/Aaa


--------------------------------------------------------------------------------
                                        Pricing Speed
--------------------------------------------------------------------------------
Group I           110% PPC (100% PPC assumes that prepayments start at 4% CPR in
(Fixed Rate HELs) month one, increase by approximately 1.45% each month to 20%
                  CPR in month twelve, and remain at 20% CPR thereafter.)

Group II          27% CPR
(ARMs)




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES




-------------------------------------------------------------------------------------------------------------------------
                                            Sensitivity Analysis - To Maturity
-------------------------------------------------------------------------------------------------------------------------
Group I PPC                          0.0%           75.0%          110.0%          150.0%          200.0%          250.0%
Group II CRP                         0.0%           18.0%           27.0%           37.0%           49.0%           61.0%

CLASS A-F
Yield @ 99.98939                   7.371           7.328           7.306           7.278           7.241           7.199
Average Life (yrs.)                17.65            5.22            3.68            2.70            1.98            1.52
Window                       8/99 - 4/29    8/99 - 11/24     8/99 - 8/18     8/99 - 7/13    8/99 - 10/09     8/99 - 4/07
Expected Final Mat.              4/15/29        11/15/24         8/15/18         7/15/13        10/15/09         4/15/07
Duration (yrs.)                     8.76            3.71            2.84            2.21            1.69            1.34

CLASS A-V
Average Life (yrs.)                20.56            4.38            2.83            1.94            1.33            0.93
Window                       8/99 - 6/29     8/99 - 1/23    8/99 - 10/15    8/99 - 11/10     8/99 - 5/07     8/99 - 3/05
Expected Final Mat.              6/15/29         1/15/23        10/15/15        11/15/10         5/15/07         3/15/05



------------------------------------------------------------------------------------------------------------------------
                                            Sensitivity Analysis - To 10% Call
------------------------------------------------------------------------------------------------------------------------
Group I PPC                          0.0%           75.0%         110.0%          150.0%          200.0%          250.0%
Group II CRP                         0.0%           18.0%          27.0%           37.0%           49.0%           61.0%

CLASS A-F
Yield @ 99.98939                    7.371           7.325          7.300           7.269           7.226           7.179
Average Life (yrs.)                 17.61            4.78           3.32            2.42            1.77            1.36
Window                        8/99 - 3/28     8/99 - 5/11    8/99 - 8/07     8/99 - 4/05     8/99 - 8/03     8/99 - 8/02
Expected Final Mat.               3/15/28         5/15/11        8/15/07         4/15/05         8/15/03         8/15/02
Duration (yrs.)                      8.75            3.57           2.68            2.05            1.55            1.22

CLASS A-V
Average Life (yrs.)                 20.50            4.09           2.66            1.83            1.26            0.89
Window                        8/99 - 3/28     8/99 - 5/11    8/99 - 8/07     8/99 - 4/05     8/99 - 8/03     8/99 - 8/02
Expected Final Mat.               3/15/28         5/15/11        8/15/07         4/15/05         8/15/03         8/15/02






--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                              Available Funds Cap
--------------------------------------------------------------------------------


The following table lists the monthly available funds cap for the Class A-V Certificates assuming 6 month LIBOR remains constant at 5.64%.


                       AVAILABLE                                    AVAILABLE
         MONTH        FUNDS CAP (%)                   MONTH         FUNDS CAP (%)
           1             9.543*                         31            11.548
           2             9.299                          32            12.797
           3             9.645                          33            11.530
           4             9.460                          34            11.861
           5             9.815                          35            11.428
           6             9.591                          36            11.775
           7             9.670                          37            11.381
           8            10.384                          38            11.381
           9             9.764                          39            11.760
          10            10.218                          40            11.381
          11             9.942                          41            11.760
          12            10.383                          42            11.381
          13             9.656                          43            11.381
          14             9.716                          44            12.600
          15            10.105                          45            11.381
          16             9.846                          46            11.760
          17            10.245                          47            11.381
          18            10.169                          48            11.760
          19            10.198                          49            11.381
          20            11.323                          50            11.381
          21            10.486                          51            11.760
          22            10.869                          52            11.381
          23            10.709                          53            11.760
          24            11.301                          54            11.381
          25            11.294                          55            11.381
          26            11.333                          56            12.166
          27            11.752                          57            11.381
          28            11.414                          58            11.760
          29            11.839                          59            11.381
          30            11.502                          60            11.760

         * For month one the interest has been calculated based on a 30 day interest period in order to normalize the Available Funds Cap.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                                Summary of Terms
--------------------------------------------------------------------------------
Issuer:                             Aames Mortgage Trust 1999-1

Sponsor and Servicer:               Aames Capital Corporation

Trustee:                            Bankers Trust Company of California, N.A.

Certificates Offered:               $191,235,000 Class A-F Certificates
                                    $202,035,000 Class A-V Certificates

Rating Agencies:                    Moody's and S&P

Credit Enhancer:                    Financial Security Assurance Inc. ("FSA")

The Back-Up Servicer:               Fairbanks Capital Corp.

Underwriters:                       Lehman Brothers (lead), B of A Securities
                                    (Co), Greenwich Capital (Co)

Expected Pricing Date:              Week of July 26, 1999

Expected Settlement Date:           August 5, 1999

Distribution Dates:                 15th of each month, or the next succeeding
                                    Business Day (First Distribution Date:
                                    August 16, 1999)

Cut-off Date:                       July 1, 1999

Delay Days:                         14 days on the Class A-F Certificates, 0
                                    days on the Class A-V Certificates

Final Scheduled Distribution Date:  The Distribution Date in July, 2029.

Day Count:                          30/360 on the Class A-F Certificates and
                                    actual/360 on the Class A-V Certificates.

Optional Termination:               The holder of the Class R Certificates will
                                    have the option to repurchase the remaining mortgage loans from the Trust when the combined principal balance of the Group I and Group II Mortgage Loans reaches 10% of the initial principal balance of such loans plus the Prefunding Account deposit.

Step-up Margin:                     If the Optional Termination is not
                                    exercised, the margin on the Class A-V
                                    Certificates will increase to twice the
                                    applicable initial margin.




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------


Monthly Servicing Fee:              One-twelfth of the product of 0.50% per
                                    annum for each Collection Period and the outstanding principal balance of the
                                    Mortgage Loans at the beginning of such
                                    Collection Period; paid from available funds prior to principal and interest distributions to Certificateholders.

Back-up Servicer Fee:               The Back-up Servicer will be entitled to a
                                    Back-up Serving Fee equal to 0.025% per
                                    annum of the Mortgage Loan balance.

Clearing:                           DTC, Euroclear or Cedel Bank

Denomination:                       Minimum $1,000; increments of $1

SMMEA Eligibility:                  The Certificates are NOT expected to be
                                    SMMEA eligible.

ERISA Eligibility:                  The Certificates are expected to be ERISA
                                    eligible.

Tax Status:                         REMIC for Federal income tax purposes.

Class A-F Certificate Interest:     -    Interest accrues during the month prior
                                         to the related Distribution Date on a
                                         30/360 basis at the respective fixed
                                         pass-through rate.

                                    -    The Class A-F Pass-Through Rate will be
                                         equal to the lesser of (a) the Class
                                         A-F Certificate Rate established at
                                         pricing and (b) the Group I Available
                                         Funds Cap.

                                    -    Interest will be paid monthly on each
                                         Distribution Date.

                                    -    Any interest due but unpaid from a
                                         prior Distribution Date will increase
                                         the interest payment due on the next
                                         Distribution Date, plus accrued
                                         interest at the applicable Pass-Through
                                         Rate.

                                    -    The Fixed Rate Group Available Funds
                                         Cap will be equal to a per annum rate
                                         obtained by (I) dividing (x) accrued
                                         interest on the Mortgage Loans in the
                                         Fixed Rate Group for the related
                                         Interest Period, reduced by (i) the
                                         Monthly Servicing Fee and Back-Up
                                         Servicing Fee for the related Mortgage
                                         Loans, and (ii) the Certificate Insurer
                                         Premium attributable to the Fixed Rate
                                         Group, by (y) the product of (i) the
                                         Fixed Rate Group Balance as of the
                                         first day of such Interest Period and
                                         (ii) 1/12 and (II) multiplying the
                                         result by 100.

                                    -    Interest entitlement will be reduced by
                                         the pro rata share of interest
                                         shortfalls due to the application of
                                         the Soldiers' and Sailors' Civil Relief
                                         Act of 1940 and, prepayment interest
                                         shortfalls to the extent they are not
                                         covered by the Servicing Fee or the
                                         FSA's Policy.

                                    -    The Class A-F Certificateholders will
                                         not be entitled to Supplemental
                                         Interest payments to the extent the
                                         Class A-F Pass-Through Rate is subject
                                         to the Fixed Rate Group Available Funds
                                         Cap.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------


Class A-V Certificate Interest:     -    Interest will accrue from the prior
                                         Distribution Date to the day preceding
                                         the current Distribution Date on an
                                         Actual/360 basis at the Class A-V
                                         Pass-Through Rate.

                                    -    The Class A-V Pass-Through Rate will be
                                         equal to the lesser of (a) 1 month
                                         LIBOR + the applicable margin, (b) 14%
                                         and (c) the Adjustable Rate Group
                                         Available Funds Cap (the lesser of (a)
                                         and (b), the "Formula Rate").

                                    -    The Adjustable Rate Group Available
                                         Funds Cap will be equal to a per annum
                                         rate obtained by (I) dividing (x)
                                         accrued interest on the Mortgage Loans
                                         in the Adjustable Rate Group for the
                                         related Interest Period, reduced by (i)
                                         the Monthly Servicing Fee and Back-Up
                                         Servicing Fee for the related Mortgage
                                         Loans, (ii) the Certificate Insurer
                                         Premium attributable to the Adjustable
                                         Rate Group, and (iii) on and after the
                                         Distribution Date occurring in August
                                         2000, one-twelfth of 0.50% of the
                                         Adjustable Rate Group Balance as of the
                                         first day of the related Collection
                                         Period by (y) the product of (i) the
                                         Adjustable Rate Group Balance as of the
                                         first day of such Interest Period, (ii)
                                         the actual number of days elapsed
                                         during such Interest Period divided by
                                         360 and (II) multiplying the result by
                                         100.

                                    -    Interest will be paid monthly on each
                                         Distribution Date.

                                    -    Any interest due but unpaid from a
                                         prior Distribution Date will increase
                                         the interest payment due on the next
                                         Distribution Date, plus accrued
                                         interest at the applicable Pass-Through
                                         Rate.

                                    -    Interest entitlement will be reduced by
                                         a pro rata share of interest shortfalls
                                         due to application of the Soldiers' and
                                         Sailors' Civil Relief Act of 1940 and,
                                         prepayment interest shortfalls to the
                                         extent they are not covered by the
                                         Servicing Fee or the FSA's Policy.

Class A-V Supplemental Interest:    If the Class A-V Pass-Through Rate is
                                    subject to the Adjustable Rate Group
                                    Available Funds Cap, any interest which
                                    would have accrued at the Formula Rate (but
                                    in no case greater than 14%), but is unpaid
                                    due to the Adjustable Rate Group Available
                                    Funds Cap, will be payable on the next
                                    Distribution Date, together with accrued
                                    interest at the then current Class A-V
                                    Pass-Through Rate to the extent of Available
                                    Funds therefor. (Such amount is referred to
                                    as "Supplemental Interest".)

Certificate Principal:              Class A-F Certificates will be paid down
                                    with principal collected on the Fixed Rate
                                    loans.

                                    Class A-V Certificates will be paid down with principal collected on the Adjustable
                                    Rate loans.

Prefunding Account:                 On the closing date, the sponsor will
                                    deposit $40,030,850.90 into a segregated
                                    prefunding account maintained with the
                                    trustee. The Trust will use this amount to
                                    buy additional Adjustable Rate Mortgage
                                    Loans from the Sponsor after the closing
                                    date and prior to September 1999. The Seller
                                    must satisfy conditions specified in the
                                    pooling and servicing agreement before it
                                    can sell Subsequent Mortgage Loans to the
                                    Trust.



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------


Capitalized Interest Account:       On the Closing Date, the Sponsor will
                                    deposit cash in a segregated account, which
                                    will be part of the Trust and will be
                                    maintained with the Trustee.

                                    The amount on deposit in the Capitalized
                                    Interest Account will be specifically
                                    allocated to cover shortfalls in interest on Group A-V Certificates that may arise as a result of the utilization of the Prefunding
                                    Account for the purchase by the Trust of Subsequent Mortgage Loans after the Cut-off
                                    Date.

                                    Any amounts remaining in the Capitalized
                                    Interest Account and not needed to cover interest shortfalls will be paid to the Sponsor and will not be available for distribution to the Certificateholders.


Monthly Advances and                Each month the Servicer will determine the
Compensating Interest:              amount of any unpaid interest due on the
                                    Mortgage Loans. If the Servicer believes
                                    that unpaid interest can be recovered from
                                    the related Mortgage Loan, then the Servicer
                                    will either:

                                    -    advance the unpaid interest to the
                                         Trust out of its own funds; or

                                    -    advance the unpaid interest to the
                                         Trust out of collections on the
                                         Mortgage loans that are not required to
                                         be distributed on the related
                                         Distribution Date.

                                    The Servicer is required to reimburse the Trust for amounts advanced from trust collections prior to the Determination Date related to the Collection Period in which such funds were due.

                                    The servicer will provide to the Trust the amount of any shortfall in the anticipated collection of interest on a Mortgage Loan that is caused by a full or partial prepayment of any Mortgage Loan generally up to the amount of the Servicer's Monthly
                                    Servicing Fee without any right of
                                    reimbursement.

Servicer Advances:                  Unless the servicer determines that any
                                    proposed advance is not recoverable from the
                                    related Mortgage Loan, the Servicer will be
                                    required to pay all reasonable and customary
                                    "out-of-pocket" costs and expenses incurred
                                    in the performance of its servicing
                                    obligations, including, but not limited to:

                                    -    expenditures in connection with a
                                         foreclosed mortgage loan prior to the
                                         liquidation of the loan;

                                    -    the cost of any enforcement of judicial
                                         proceedings, including foreclosures;
                                         and

                                    -    the cost of the management and
                                         liquidation of property acquired in
                                         satisfaction of the related Mortgage
                                         Loan.

                                    The Servicer shall be entitled to be
                                    reimbursed by the Trust for Servicing
                                    Advances only from the related mortgage loan in respect of which the Servicing Advance was made.


-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                          Summary of Terms (continued)
--------------------------------------------------------------------------------


Credit Enhancement:                 -    100% FSA Insurance Policy

                                    -    Excess Interest at the Cut-off date
                                         equal to 1.86% in the case of Fixed
                                         Rate Mortgage Loans and 3.85% in the
                                         case of Adjustable Rate Mortgage Loans.

                                    -    Overcollateralization: The required
                                         amount of overcollateralization for
                                         Fixed Rate and Adjustable Rate is based
                                         on certain minimum and maximum levels
                                         of overcollateralization and on the
                                         performance of the Mortgage Loans, for
                                         each respective Loan Group.

                                                     Fixed Rate:              Adjustable Rate*:
                                                   Initial: 2.75%               Initial: 0.65%
                                                   Target:  5.50%               Target:  5.65%
                                                   Floor:   0.50%               Floor:   0.50%

                                    -    Cross-collateralization: Excess
                                         interest from one loan group will be
                                         available to fund interest shortfalls,
                                         cover losses and build
                                         overcollateralization in the other Loan
                                         Group.

Mortgage Loan Pool:                 -    Pool Principal Balances are as of the
                                         Cut-off Date.

                                    -    4,813 loans with an Aggregate Cut-off
                                         Date Pool Principal Balance of
                                         $359,969,149.10.

                                    -    Consists of two groups:

                                         Group I consists of $196,642,698.33 of
                                         fixed mortgage loans secured by first
                                         and second lien, level pay and balloon
                                         mortgages on primarily 1 - 4 family
                                         properties.

                                         Group II consists of $163,326,450.77 of
                                         initial adjustable rate mortgage loans
                                         secured by first liens, level pay, on
                                         primarily 1 - 4 family properties. An
                                         additional $40,030,850.90 in subsequent
                                         mortgage loans will be added to the
                                         trust through prefunding.


*THE OVERCOLLATERALIZATION INITIAL DEPOSITS AND TARGETS ARE SUBJECT TO FINAL PRICING LEVELS AND RATING AGENCY APPROVAL.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

TOTAL NUMBER OF LOANS                                                       3,012
TOTAL OUTSTANDING LOAN BALANCE                                    $196,642,698.33
BALLOON (% OF TOTAL)                                                         0.36%
AVERAGE LOAN PRINCIPAL BALANCE                                         $65,286.42           $9,198.76 - $1,118,047.01
WA COUPON                                                                    9.91%                      6.50% - 16.62%
WA ORIGINAL TERM (MO.)                                                        320                            60 - 360
WA REMAINING TERM (MO.)                                                       317                            52 - 360
WA CLTV                                                                     73.37%                      9.00% - 98.90%
LIEN POSITION (FIRST/SECOND)                                        95.90% / 4.10%
PROPERTY TYPE
        SINGLE FAMILY RESIDENCE                                             89.98%
        TWO-TO-FOUR FAMILY                                                   5.32%
        CONDOMINIUMS                                                         4.16%
        MANUFACTURED HOUSING                                                 0.54%
OCCUPANCY STATUS
        PRIMARY                                                             94.04%
        INVESTMENT                                                           5.96%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than            California       20.78%
5% of pool balance                                            Florida       10.04%
                                                                Texas        8.07%
                                                             New York        5.64%
                                                               Hawaii        5.14%


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.

                                                CUT-OFF DATE PRINCIPAL BALANCES
-----------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE                   CUT-OFF DATE CURRENT        % OF CUT-OFF DATE POOL
($)                                        LOANS                         BALANCE ($)                PRINCIPAL BALANCE
----------------------                    --------                   --------------------        ----------------------
0.01 - 25,000.00                             470                         8,977,278.40                      4.57
25,000.01 - 50,000.00                      1,032                        38,976,464.67                     19.82
50,000.01 - 75,000.00                        687                        42,168,830.33                     21.44
75,000.01 - 100,000.00                       356                        30,918,347.44                     15.72
100,000.01 - 150,000.00                      287                        34,823,335.02                     17.71
150,000.01 - 200,000.00                       96                        16,218,222.74                      8.25
200,000.01 - 250,000.00                       40                         8,900,366.64                      4.53
250,000.01 - 300,000.00                       19                         5,048,515.00                      2.57
300,000.01 - 350,000.00                       12                         4,018,389.70                      2.04
350,000.01 - 400,000.00                        6                         2,211,875.94                      1.12
400,000.01 - 500,000.00                        4                         1,777,435.81                      0.90
700,000.01 - 800,000.00                        2                         1,485,589.63                      0.76
1,000,000.01 >=                                1                         1,118,047.01                      0.57
                                           -----                       --------------                    ------
TOTAL:                                     3,012                       196,642,698.33                    100.00
                                           =====                       ==============                    ======




--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                   LOAN RATES
---------------------------------------------------------------------------------------------------------------
                                   MORTGAGE                      CUT-OFF DATE           % OF CUT-OFF DATE POOL
(%)                                 LOANS                    PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
---------------                    --------                  ---------------------      -----------------------
6.001 - 6.500                          1                           238,727.39                      0.12
6.501 - 7.000                         13                         5,252,798.90                      2.67
7.001 - 7.500                         59                         5,920,800.19                      3.01
7.501 - 8.000                        174                        15,988,716.47                      8.13
8.001 - 8.500                        196                        16,477,621.97                      8.38
8.501 - 9.000                        334                        26,241,194.55                     13.34
9.001 - 9.500                        256                        19,498,876.88                      9.92
9.501 - 10.000                       356                        25,045,141.58                     12.74
10.001 - 10.500                      316                        19,008,779.77                      9.67
10.501 - 11.000                      308                        18,312,064.94                      9.31
11.001 - 11.500                      258                        14,060,720.43                      7.15
11.501 - 12.000                      234                        11,023,590.54                      5.61
12.001 - 12.500                      132                         5,360,465.73                      2.73
12.501 - 13.000                       99                         3,579,823.29                      1.82
13.001 - 13.500                       67                         2,336,934.33                      1.19
13.501 - 14.000                       83                         3,263,969.11                      1.66
14.001 - 14.500                       52                         2,084,775.59                      1.06
14.501 - 15.000                       44                         1,838,377.38                      0.93
15.001 - 15.500                       23                           804,234.83                      0.41
15.501 - 16.000                        3                           125,484.38                      0.06
16.001 - 16.500                        3                           147,773.08                      0.08
16.501 - 17.000                        1                            31,827.00                      0.02
                                   -----                       --------------                    ------
TOTAL:                             3,012                       196,642,698.33                    100.00
                                   =====                       ==============                    ======



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                      ORIGINAL TERM TO STATED MATURITY
----------------------------------------------------------------------------------------------------------
                            MORTGAGE                       CUT-OFF DATE             % OF CUT-OFF DATE POOL
(MONTHS)                      LOANS                    PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
---------                   --------                   ---------------------        ----------------------
49 - 60                         15                           308,845.68                      0.16
61 - 72                          2                            35,590.55                      0.02
73 - 84                          5                            91,901.26                      0.05
85 - 96                          4                            74,379.87                      0.04
109 - 120                       71                         2,670,041.24                      1.36
133 - 144                        5                           278,877.74                      0.14
145 - 156                        1                            28,259.62                      0.01
169 - 180                      873                        37,071,449.61                     18.85
181 - 192                        1                            23,962.49                      0.01
205 - 216                        2                           139,206.76                      0.07
229 - 240                       69                         3,047,297.48                      1.55
265 - 276                        1                            44,851.38                      0.02
289 - 300                        5                           345,124.11                      0.18
349 - 360                    1,958                       152,482,910.54                     77.54
                             -----                       --------------                    ------
TOTAL:                       3,012                       196,642,698.33                    100.00
                             =====                       ==============                    ======


                                     REMAINING TERM TO STATED MATURITY
----------------------------------------------------------------------------------------------------------
                            MORTGAGE                       CUT-OFF DATE             % OF CUT-OFF DATE POOL
(MONTHS)                      LOANS                    PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
---------                   --------                   ---------------------        ----------------------
49 - 60                         16                           318,044.44                      0.16
61 - 72                          2                            35,590.55                      0.02
73 - 84                          5                            91,901.26                      0.05
85 - 96                          4                            74,379.87                      0.04
109 - 120                       71                         2,670,041.24                      1.36
133 - 144                        5                           278,877.74                      0.14
145 - 156                        1                            28,259.62                      0.01
157 - 168                        2                            99,436.31                      0.05
169 - 180                      871                        36,986,777.03                     18.81
205 - 216                        2                           139,206.76                      0.07
229 - 240                       69                         3,047,297.48                      1.55
265 - 276                        1                            44,851.38                      0.02
277 - 288                        1                            15,924.07                      0.01
289 - 300                        4                           329,200.04                      0.17
325 - 336                        1                            73,273.47                      0.04
337 - 348                        5                           468,175.44                      0.24
349 - 360                    1,952                       151,941,461.63                     77.27
                             -----                       --------------                    ------
TOTAL:                       3,012                       196,642,698.33                    100.00
                             =====                       ==============                    ======




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.



                                         COMBINED LOAN-TO-VALUE RATIO
---------------------------------------------------------------------------------------------------------------
                                   MORTGAGE                      CUT-OFF DATE           % OF CUT-OFF DATE POOL
(%)                                 LOANS                    PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
--------------                     --------                  ---------------------      -----------------------
5.01 - 10.00                           2                            54,479.34                      0.03
10.01 - 15.00                          6                            98,318.19                      0.05
15.01 - 20.00                         16                           349,442.91                      0.18
20.01 - 25.00                         20                         1,701,709.99                      0.87
25.01 - 30.00                         34                         1,492,164.05                      0.76
30.01 - 35.00                         40                         1,760,671.27                      0.90
35.01 - 40.00                         43                         1,837,187.44                      0.93
40.01 - 45.00                         65                         2,944,488.88                      1.50
45.01 - 50.00                        102                         4,949,971.60                      2.52
50.01 - 55.00                         91                         3,878,320.17                      1.97
55.01 - 60.00                        175                         9,065,957.78                      4.61
60.01 - 65.00                        398                        18,656,294.86                      9.49
65.01 - 70.00                        348                        22,217,468.77                     11.30
70.01 - 75.00                        515                        32,924,086.35                     16.74
75.01 - 80.00                        579                        45,983,971.90                     23.38
80.01 - 85.00                        225                        19,502,060.19                      9.92
85.01 - 90.00                        311                        25,543,614.00                     12.99
90.01 - 95.00                         32                         2,689,504.95                      1.37
95.01 - 100.00                        10                           992,985.69                      0.50
TOTAL:                             3,012                       196,642,698.33                       100
                                   =====                       ==============                       ===


                                             OCCUPANCY TYPE
---------------------------------------------------------------------------------------------------------------
                                   MORTGAGE                      CUT-OFF DATE           % OF CUT-OFF DATE POOL
(%)                                 LOANS                    PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
--------------                     --------                  ---------------------      -----------------------
Primary                              2758                       184,919,671.50                     94.04
Investment                            254                        11,723,026.83                      5.96
TOTAL:                              3,012                       196,642,698.33                    100.00


                                              ORIGINAL TERM (BALLOON)
-------------------------------------------------------------------------------------------------------------
                                                                 CUT-OFF DATE          % OF CUT-OFF DATE POOL
                                 NO. OF LOANS                PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
                                 ------------                ---------------------     ----------------------
73 - 84                                1                            22,853.82                     3.24
169 - 180                              8                           658,551.36                    93.36
181 - 192                              1                            23,962.49                     3.40
                                      --                           ----------                   ------
TOTAL:                                10                           705,367.67                   100.00
                                      ==                           ==========                   ======



--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES




--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                              PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------
                                   MORTGAGE                      CUT-OFF DATE           % OF CUT-OFF DATE POOL
                                    LOANS                    PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
                                   --------                  ---------------------      -----------------------
Single Family Residence             2,751                       176,935,597.86                   89.98
2-4 Family                            129                        10,458,635.05                    5.32
Condominium                           111                         8,180,266.98                    4.16
Manufactured Housing                   21                         1,068,198.44                    0.54
TOTAL:                              3,012                       196,642,698.33                  100.00
                                    =====                       ==============                  ======


                                                STATES
---------------------------------------------------------------------------------------------------------------
                                   MORTGAGE                      CUT-OFF DATE           % OF CUT-OFF DATE POOL
                                    LOANS                    PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
                                   --------                  ---------------------      -----------------------
AK                                     1                           126,917.65                      0.06
AR                                     1                            35,961.16                      0.02
AZ                                    68                         4,482,386.33                      2.28
CA                                   362                        40,861,884.05                     20.78
CO                                    37                         2,313,256.96                      1.18
CT                                    20                         1,318,440.56                      0.67
DC                                     6                           665,825.55                      0.34
DE                                     4                           173,584.79                      0.09
FL                                   321                        19,751,282.07                     10.04
GA                                    63                         4,481,370.66                      2.28
HI                                    61                        10,117,215.26                      5.14
IA                                    77                         4,373,437.26                      2.22
ID                                    12                           689,537.84                      0.35
IL                                   113                         5,536,658.75                      2.82
IN                                    88                         4,373,736.85                      2.22
KS                                    15                           798,338.68                      0.41
KY                                    24                         1,158,180.56                      0.59
LA                                    74                         3,223,593.70                      1.64
MA                                    40                         2,966,113.78                      1.51
MD                                    20                           938,609.12                      0.48
MI                                   224                         9,522,183.21                      4.84
MN                                    44                         2,866,233.01                      1.46
MO                                   111                         4,911,897.87                      2.50
MS                                    13                           749,676.33                      0.38
MT                                    23                         2,121,314.16                      1.08
NC                                    56                         3,105,591.57                      1.58
NE                                    20                           913,828.25                      0.46
NJ                                    56                         3,991,237.00                      2.03
NM                                    12                           921,497.07                      0.47


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------



Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                    STATES (CONTINUED)
----------------------------------------------------------------------------------------------------------
                            MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                             LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                            --------                 ---------------------         -----------------------
NV                              50                         3,505,766.44                      1.78
NY                             162                        11,096,681.51                      5.64
OH                             117                         5,408,793.36                      2.75
OK                              56                         2,327,473.06                      1.18
OR                              20                         1,525,084.44                      0.78
PA                             126                         5,169,096.85                      2.63
RI                              11                           643,271.38                      0.33
SC                              37                         1,751,172.43                      0.89
TN                              72                         4,313,855.83                      2.19
TX                             278                        15,865,505.80                      8.07
UT                              25                         1,924,452.44                      0.98
VA                              35                         2,402,515.00                      1.22
WA                              34                         2,082,181.77                      1.06
WI                              22                         1,098,807.97                      0.56
WV                               1                            38,250.00                      0.02
                             -----                       --------------                    ------
TOTAL:                       3,012                       196,642,698.33                    100.00
                             =====                       ==============                    ======


                                                       ORIGINATORS
--------------------------------------------------------------------------------------------------------------------------
                                             NO. OF                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                             LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                            --------                 ---------------------         -----------------------
Affiliated: Broker Network                    1,138                        83,184,821.58                     42.30
Affiliated: Retail                            1,838                       110,486,701.74                     56.19
Unaffiliated                                     36                         2,971,175.01                      1.51
                                              -----                       --------------                    ------
TOTAL:                                        3,012                       196,642,698.33                    100.00
                                              =====                       ==============                    ======


                                                     PRIORITY OF LIEN
--------------------------------------------------------------------------------------------------------------------------
                                             NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                             LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                            --------                 ---------------------         -----------------------

First Lien                                    2,732                       188,587,384.11                     95.90
Second Lien                                     280                         8,055,314.22                      4.10
                                              -----                       --------------                    ------
TOTAL:                                        3,012                       196,642,698.33                    100.00
                                              =====                       ==============                    ======


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------




Collateral statistics for the Fixed Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                     AMORTIZATION METHOD
--------------------------------------------------------------------------------------------------------------------------
                                             NO. OF                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                             LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                            --------                 ---------------------         -----------------------
Fully Amortizing                              3,002                       195,937,330.66                     99.64
Partially Amortizing/Balloon                     10                           705,367.67                      0.36
                                              -----                       --------------                    ------
TOTAL:                                        3,012                       196,642,698.33                    100.00
                                              =====                       ==============                    ======




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


TOTAL NUMBER OF LOANS                                                 1,801
TOTAL OUTSTANDING LOAN BALANCE                              $163,326,450.77
BALLOON (% OF TOTAL)                                                   0.00%
AVERAGE LOAN PRINCIPAL BALANCE                                 $  90,686.54                     $13,433.06 - $499,122.93
WA COUPON                                                             10.23%                               5.75% - 15.52%
WA ORIGINAL TERM (MO.)                                                  358                                    180 - 360
WA REMAINING TERM (MO.)                                                 355                                    168 - 360
WA CLTV                                                               76.04%                              18.00% - 95.00%
LIEN POSITION (FIRST/SECOND)                                 100.00% / 0.00%
ARM CHARACTERISTICS
MARGIN
          PERIODIC RATE CAP                                            1.37%                                1.00% - 1.50%
          MAXIMUM RATE                                                17.01%                              11.75% - 22.52%
          MINIMUM RATE                                                10.20%                               5.05% - 15.52%
         INDEX                                                 6 Month LIBOR
PRODUCT TYPE
          2/28 ARM                                                    84.31%
          6 MONTH LIBOR ARM                                           15.64%
          5/25 ARM                                                     0.06%
PROPERTY TYPE
        SINGLE FAMILY RESIDENCE                                       88.11%
        TWO-TO-FOUR FAMILY                                             5.90%
        CONDOMINIUM                                                    4.79%
        MANUFACTURED HOUSING                                           1.21%
OCCUPANCY STATUS
        PRIMARY                                                       94.04%
        INVESTMENT                                                     5.96%
GEOGRAPHIC DISTRIBUTION
other states account individually for less than        California     17.20%
5% of pool balance                                        Florida      9.67%
                                                             Ohio      6.04%
                                                            Texas      5.11%

--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                               CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
($)                                          LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
-----------------------                     --------                 ---------------------         -----------------------
0.01 - 25,000.00                               96                          2,077,703.80                       1.27
25,000.01 - 50,000.00                         411                         15,950,147.15                       9.77
50,000.01 - 75,000.00                         430                         26,525,199.91                      16.24
75,000.01 - 100,000.00                        302                         26,377,914.56                      16.15
100,000.01 - 150,000.00                       312                         37,974,202.43                      23.25
150,000.01 - 200,000.00                       124                         21,510,714.07                      13.17
200,000.01 - 250,000.00                        62                         13,637,673.20                       8.35
250,000.01 - 300,000.00                        37                         10,036,857.26                       6.15
300,000.01 - 350,000.00                        23                          7,499,246.19                       4.59
350,000.01 - 400,000.00                         2                            749,240.96                       0.46
400,000.01 - 500,000.00                         2                            987,551.24                       0.60
TOTAL:                                      1,801                        163,326,450.77                     100.00
                                            =====                        ==============                     ======



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES



--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                        LOAN RATES
--------------------------------------------------------------------------------------------------------------------------
                                           MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
(%)                                         LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
-----------------------                    --------                 ---------------------         -----------------------
5.501 - 6.000                                  1                            45,000.00                       0.03
6.001 - 6.500                                  5                           621,342.30                       0.38
6.501 - 7.000                                 14                         1,817,763.16                       1.11
7.001 - 7.500                                 16                         2,379,723.87                       1.46
7.501 - 8.000                                 47                         6,304,724.20                       3.86
8.001 - 8.500                                 70                         9,026,169.26                       5.53
8.501 - 9.000                                156                        19,113,577.90                      11.70
9.001 - 9.500                                188                        20,027,096.02                      12.26
9.501 - 10.000                               280                        26,898,243.87                      16.47
10.001 - 10.500                              210                        18,624,829.66                      11.40
10.501 - 11.000                              201                        17,335,499.91                      10.61
11.001 - 11.500                              139                         9,928,786.92                       6.08
11.501 - 12.000                               84                         6,275,958.65                       3.84
12.001 - 12.500                               64                         4,632,349.66                       2.84
12.501 - 13.000                               94                         5,545,731.96                       3.40
13.001 - 13.500                               86                         5,807,057.43                       3.56
13.501 - 14.000                               76                         4,992,676.24                       3.06
14.001 - 14.500                               40                         2,053,558.51                       1.26
14.501 - 15.000                               20                         1,496,371.93                       0.92
15.001 - 15.500                                9                           302,527.21                       0.19
15.501 - 16.000                                1                            97,462.11                       0.06
TOTAL:                                     1,801                       163,326,450.77                     100.00
                                           =====                       ==============                     ======



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------



Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                              REMAINING TERM TO STATED MATURITY
------------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
(MONTHS)                                   LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------                                 --------                 ---------------------         -----------------------
157 - 168                                      1                            24,726.43                      0.02
169 - 180                                     29                         2,026,046.45                      1.24
337 - 348                                      4                           327,215.56                      0.20
349 - 360                                  1,767                       160,948,462.33                     98.54
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======



                                                COMBINED LOAN-TO-VALUE RATIO
--------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
(%)                                          LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
-------------                               --------                 ---------------------         -----------------------
15.01 - 20.00                                  1                            36,982.03                      0.02
20.01 - 25.00                                  2                            82,483.53                      0.05
25.01 - 30.00                                  3                           160,612.98                      0.10
30.01 - 35.00                                 11                           744,807.09                      0.46
35.01 - 40.00                                  6                           196,219.39                      0.12
40.01 - 45.00                                 13                           827,757.94                      0.51
45.01 - 50.00                                 26                         1,485,199.47                      0.91
50.01 - 55.00                                 25                         1,780,328.10                      1.09
55.01 - 60.00                                 89                         6,303,948.63                      3.86
60.01 - 65.00                                323                        23,048,104.60                     14.11
65.01 - 70.00                                188                        14,358,077.89                      8.79
70.01 - 75.00                                344                        31,009,710.80                     18.99
75.01 - 80.00                                371                        37,591,981.21                     23.02
80.01 - 85.00                                147                        15,423,625.75                      9.44
85.01 - 90.00                                245                        29,386,792.36                     17.99
90.01 - 95.00                                  7                           889,819.00                      0.54
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======


                                                      OCCUPANCY TYPE
-------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                             LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                            --------                 ---------------------         ----------------------
Primary                                       2758                       184,919,671.50                     94.04
Investment                                     254                        11,723,026.83                      5.96
                                             -----                       --------------                    ------
TOTAL:                                       1,801                       163,326,450.77                    100.00
                                             =====                       ==============                    ======


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------



Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                    PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                           LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                          --------                 ---------------------         -----------------------
Single Family Residence                    1,575                       143,901,131.28                     88.11
2-4 Family                                   104                         9,637,445.29                      5.90
Condominium                                   90                         7,819,101.85                      4.79
Manufactured Housing                          32                         1,968,772.35                      1.21
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======


                                                        STATES
------------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                           LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                          --------                 ---------------------         -----------------------
AR                                             1                            50,277.46                      0.03
AZ                                            40                         3,924,032.92                      2.40
CA                                           180                        28,093,196.41                     17.20
CO                                            65                         7,783,188.05                      4.77
CT                                            45                         4,542,436.18                      2.78
DC                                             4                           529,091.30                      0.32
DE                                             1                            38,500.00                      0.02
FL                                           192                        15,800,467.34                      9.67
GA                                            44                         3,667,844.96                      2.25
HI                                            36                         6,446,063.23                      3.95
IA                                            13                           624,402.11                      0.38
IL                                            56                         4,085,718.92                      2.50
IN                                           107                         6,182,737.91                      3.79
KS                                            12                         1,074,948.20                      0.66
KY                                            56                         3,025,377.23                      1.85
LA                                            32                         2,606,968.28                      1.60
MA                                            16                         1,272,534.78                      0.78
MD                                            19                         1,806,050.17                      1.11
ME                                             2                           109,856.21                      0.07
MI                                            75                         4,245,500.62                      2.60
MN                                            54                         5,647,184.63                      3.46
MO                                            41                         3,090,493.06                      1.89
MS                                            17                         1,016,288.75                      0.62
NC                                            55                         4,020,998.67                      2.46
NE                                            28                         1,410,703.90                      0.86
NJ                                            49                         5,478,923.80                      3.35
NM                                            18                         2,210,077.74                      1.35
NV                                            19                         2,299,007.76                      1.41
NY                                            38                         4,504,889.96                      2.76


--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                   STATES (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                          MORTGAGE                     CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                           LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                          --------                 ---------------------         -----------------------
OH                                           152                         9,870,430.33                      6.04
OK                                             2                           108,722.68                      0.07
OR                                            15                         1,619,940.92                      0.99
PA                                            48                         3,959,230.48                      2.42
RI                                             3                           243,303.14                      0.15
SC                                            56                         3,468,329.89                      2.12
TN                                            16                         1,288,684.15                      0.79
TX                                           101                         8,352,727.19                      5.11
UT                                            17                         1,587,452.47                      0.97
VA                                            14                         1,728,318.22                      1.06
WA                                            34                         3,608,781.44                      2.21
WI                                            24                         1,338,174.60                      0.82
WV                                             3                           489,633.84                      0.30
WY                                             1                            74,960.87                      0.05
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======


                                                     LIEN POSITION
------------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                           LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                          --------                 ---------------------         -----------------------
First Lien                                 1,801                       163,326,450.77                    100.00
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======


                                                      BALLOON
------------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                           LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                          --------                 ---------------------         -----------------------
Fully Amortizing                           1,801                       163,326,450.77                    100.00
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======


                                                    ORIGINAL TERM
------------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
                                           LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
                                          --------                 ---------------------         -----------------------
169 - 180                                     30                         2,050,772.88                      1.26
349 - 360                                  1,771                       161,275,677.89                     98.74
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                       MARGIN
-----------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
(%)                                        LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------                          --------                 ---------------------         -----------------------
1.501 - 2.000                                  1                            45,000.00                      0.03
2.001 - 2.500                                  1                            45,000.00                      0.03
2.501 - 3.000                                  6                           991,713.00                      0.61
3.001 - 3.500                                  8                           999,656.54                      0.61
3.501 - 4.000                                 12                         1,006,736.15                      0.62
4.001 - 4.500                                 17                         2,039,151.84                      1.25
4.501 - 5.000                                259                        28,963,582.71                     17.73
5.001 - 5.500                                293                        32,697,706.52                     20.02
5.501 - 6.000                                415                        36,852,475.93                     22.56
6.001 - 6.500                                115                        12,080,386.91                      7.40
6.501 - 7.000                                452                        32,115,418.06                     19.66
7.001 - 7.500                                106                         7,253,287.83                      4.44
7.501 - 8.000                                 87                         6,051,653.85                      3.71
8.001 - 8.500                                 11                           832,525.86                      0.51
8.501 - 9.000                                  6                           446,844.34                      0.27
9.001 - 9.500                                  3                           172,816.85                      0.11
9.501 - 10.000                                 6                           503,881.77                      0.31
10.501 - 11.000                                1                           116,744.78                      0.07
11.001 - 11.500                                1                            84,388.21                      0.05
11.501 - 12.000                                1                            27,479.62                      0.02
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.


                                                      LIFE CAP
-----------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
(%)                                        LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------                          --------                 ---------------------         -----------------------
11.501 - 12.000                                1                            45,000.00                      0.03
12.001 - 12.500                                4                           500,353.06                      0.31
12.501 - 13.000                               12                         1,691,614.02                      1.04
13.001 - 13.500                                8                         1,015,188.94                      0.62
13.501 - 14.000                               22                         2,341,437.06                      1.43
14.001 - 14.500                               29                         4,252,670.38                      2.60
14.501 - 15.000                               67                         8,400,312.73                      5.14
15.001 - 15.500                               97                        12,186,156.79                      7.46
15.501 - 16.000                              169                        20,431,366.73                     12.51
16.001 - 16.500                              175                        17,418,208.45                     10.66
16.501 - 17.000                              259                        24,289,913.31                     14.87
17.001 - 17.500                              193                        16,660,025.92                     10.20
17.501 - 18.000                              181                        15,342,490.74                      9.39
18.001 - 18.500                              136                         9,609,465.70                      5.88
18.501 - 19.000                               86                         6,222,698.65                      3.81
19.001 - 19.500                               64                         4,615,141.11                      2.83
19.501 - 20.000                               89                         5,223,776.10                      3.20
20.001 - 20.500                               80                         5,104,629.59                      3.13
20.501 - 21.000                               68                         4,409,495.17                      2.70
21.001 - 21.500                               33                         1,737,100.11                      1.06
21.501 - 22.000                               18                         1,429,416.89                      0.88
22.001 - 22.500                                9                           302,527.21                      0.19
22.501 - 23.000                                1                            97,462.11                      0.06
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                         ASSET-BACKED SECURITIES


--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------


Collateral statistics for the Adjustable Rate Mortgage Loans are listed below as of the Cut-Off Date.



                                                     MINIMUM RATE
-----------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
(%)                                        LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------                          --------                 ---------------------         -----------------------
5.001 - 5.500                                  1                            80,547.54                      0.05
5.501 - 6.000                                  1                            45,000.00                      0.03
6.001 - 6.500                                  6                           932,532.61                      0.57
6.501 - 7.000                                 14                         1,817,763.16                      1.11
7.001 - 7.500                                 20                         2,788,027.73                      1.71
7.501 - 8.000                                 50                         6,347,604.57                      3.89
8.001 - 8.500                                 78                         9,791,541.68                      6.00
8.501 - 9.000                                160                        19,759,553.29                     12.10
9.001 - 9.500                                180                        19,156,231.02                     11.73
9.501 - 10.000                               276                        26,644,869.15                     16.31
10.001 - 10.500                              207                        18,278,239.87                     11.19
10.501 - 11.000                              196                        16,589,530.51                     10.16
11.001 - 11.500                              141                        10,087,503.59                      6.18
11.501 - 12.000                               82                         6,131,697.80                      3.75
12.001 - 12.500                               65                         4,704,404.91                      2.88
12.501 - 13.000                               95                         5,689,078.92                      3.48
13.001 - 13.500                               84                         5,633,259.93                      3.45
13.501 - 14.000                               75                         4,899,144.73                      3.00
14.001 - 14.500                               40                         2,053,558.51                      1.26
14.501 - 15.000                               20                         1,496,371.93                      0.92
15.001 - 15.500                                9                           302,527.21                      0.19
15.501 - 16.000                                1                            97,462.11                      0.06
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======


                                                     ORIGINATORS
-----------------------------------------------------------------------------------------------------------------------
                                          NO. OF                      CUT-OFF DATE              % OF CUT-OFF DATE POOL
(%)                                        LOANS                   PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
---------------                          --------                 ---------------------         -----------------------
Affiliated: Broker Network                 1,576                       138,138,608.29                     84.58
Affiliated: Retail                            89                         9,305,945.62                      5.70
Unaffiliated                                 136                        15,881,896.86                      9.72
                                           -----                       --------------                    ------
TOTAL:                                     1,801                       163,326,450.77                    100.00
                                           =====                       ==============                    ======



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).